EXHIBIT 99.1

Changing the Trajectory of Alzheimer’s Disease:
Answering a National and Worldwide Imperative
 OTCBB: CURX.OB
 WEBSITE: www.curaxispharma.com
 BLOG: www.blog.curaxispharma.com

Safe Harbor
 This presentation contains “forward-looking statements” within the meaning of the
 “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995.
 Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and other factors. Accordingly, although the Company believes that the expectations reflected in such forward looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The
 Company has no obligation to update the forward-looking information contained in this presentation.

Investment Thesis:

 As a result of numerous clinical failures of AD drug
 candidates based on the prevailing beta amyloid
 theory, Curaxis has emerged as a leading candidate
 to bring the first disease modifying drug to the multi-
 billion dollar AD market.

The Problem
Washington DC, May 19, 2010, A new report from the Alzheimer’s Association, “Changing the Trajectory of
Alzheimer’s Disease: A National Imperative” shows that in the absence of disease-modifying treatments, the cumulative cost of care for people with Alzheimer’s from 2010 to 2050 will exceed $20 trillion in today’s dollars.
The new report is not all bad news, however, as it shows that Medicare and Medicaid can achieve dramatic savings - and lives could be significantly improved - with even incremental treatment improvements.
Harry John’s, President & CEO of the Alzheimer’s Association said, “ Today, there are NO  treatments that can prevent, delay, slow or stop the progression of Alzheimer’s disease. While the ultimate goal is a treatment that can completely prevent or cure Alzheimer’s, we can see that even modest improvements can have a huge impact”
Reuters, June 12, 2010, Drug Makers to Share Data to Speed Brain Research, in an unprecedented announcement major drug makers will share data from their clinical trials for Alzheimer's and Parkinson’s disease.
Despite decades of study, and billions of dollars of research efforts, doctors still have few effective treatments for
Alzheimer's disease.
NY Times, July 13, 2010, Rules Seek to Expand Diagnosis of Alzheimer’s, for the first time in 25 years, medical experts are proposing a major change in the criteria for Alzheimer’s disease, part of a new movement to diagnose and, eventually, treat the disease early. If the guidelines are adopted in the fall, as expected, some experts predict a two- to threefold increase in the number of people with Alzheimer’s disease. Many more people would be told they probably are on their way to getting it. The changes could also help drug companies that are, for the first time, developing new drugs to try to attack the disease earlier. So far, there are no drugs that alter the course of the disease.

CURAXIS PHARMACEUTICAL CORP.

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BREAKTHROUGHS IN FIGHTING AGE RELATED DISEASE
THE FIGHT AGAINST ALZHEIMER'S...
Through its strong Research & Development capabilities, Curaxis is developing a novel treatment that could reduce or halt the effects of Alzheimer's Disease (AD).
Curaxis has prepared a brief video to explain the Company's scientific platform and its unique approach to moving the treatment toward commercialization through FDA approved clinical trials.
CLICK TO PLAY
Alzheimer's Disease
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NEWS
May 29, 2009 - Curaxis entered into a series of agreements with Southridge Business Solutions, LLC of Ridgefield, Connecticut ...MORE
EMAIL UPDATES
LEARN ABOUT CURAXIS PHARMACEUTICAL CORP.
Curaxis Pharmaceutical Corp. is a specialty pharmaceutical company based in Alpharetta, Georgia.
Curaxis' strategy is to initiate enrollment and dose the first patient in a Phase II clinical trial in women with mild to moderate Alzheimer's disease in 2010. This major step for our Company will signify the next stage in the development of Curaxis Pharmaceutical and a major milestone towards commercialization of our treatment for Alzheimer's Disease.
MORE ABOUT CURAXIS : CLICK HERE
Pipeline
Research

healthy brain
advanced alzheimer's

4
5

The Answer - www.curaxispharma.com
Watch
Video
Investor
Info
Curaxis’s - FDA Phase II Success
Vp4896 Implant

CURAXIS PHARMACEUTICAL CORP.

Curaxis

(OTCBB: CURX)

Investment Highlights
Huge Market
By 2050, cumulative care costs could top $20 trillion
Large Unmet Medical Need
Current predominant theory has consistently failed
Unique Solution thru Phase II and Patented
Disease modifying & dual therapy solution
Shortened Time to Commercialization
20 year safety profile & limited research needed

CURAXIS
PHARMACEUTICAL CORP.

5.3
million people
have Alzheimer's
7th
leading cause
of death
172
billion dollars in
annual costs
10.9
million unpaid
caregivers

The Facts and Financial Impact
• World Wide Impact
• Significant Dollars!
• Significant People!

Millions of People
14
12
10
8
6
4
2
0
2010
2015
2020
2025
2030
2035
2040
2045
2050

Number of People with Alzheimer's in Millions
7
6
5
4
3
2
1
2010
2015
2020
2025
2030
2035
2040
2045
2050

Human Impact - Delayed Disease Onset
In 2011, the first baby boomers will reach their 65th birthday. This group, totaling an estimated
70 million will have significant impact on the US healthcare system.
On top of the costs paid by Medicare, in excess of $100 Billion, it is estimated that 11 million unpaid caregivers (relatives, family, friends) spent over 12.5 billion hours in care giving with an economic value greater than $143.9 billion in 2009. The mental and emotional impact associated with this devastating disease is beyond estimation.
Americans Age 65 and Older with Alzheimers (*)
Impact of Slowed Progression on
Severe Stage Americans Age 65 & Older
(*) Assumes remedy is introduced in 2015
____ Current Trajectory _ _ _ _ Delayed Progression

CURAXIS
PHARMACEUTICAL CORP.

Medivation, Inc.
MDVN
50
40
30
20
10
© Yahoo!
Sep 08
Jan 09
May 09
Sep 09
Jan 10
May 10

◆ Predominant scientific theory failing all efforts
◆ 6/19/2010 - in an unprecedented move major pharma companies announced they will share research data as a last effort
◆ Medivation (MDVN): $1.5 billion
 market cap before data came out
◆ Neurochem: $750mm market cap
 before Phase III failed (Phase II also
 weak)
◆ Myraid: $1.2mm market cap before
 Phase III failed
$1.5B Market Cap
Pfizer invests
$200mm plus
Next . . . The Curaxis Solution

Reverse Merger
Current Status of Science & Market

The Curaxis Solution: Memryte
◆ First in class
◆ Small, proprietary implant
◆ Comprised of leuprolide acetate and
 biodegradable polymer
◆ Both leuprolide acetate and polymer have
 long safety histories in humans
◆ Simple procedure is conducted in physician’s office in roughly
 10 minutes
◆ Dosed every eight weeks - assures compliance
◆ Easy, low cost manufacturing scale-up

CURAXIS PHARMACEUTICAL CORP.

Pattern of Gonadotropin Secretion Throughout Life
Male and Female
FSH > LH
LH > FSH
Female
Male
Gestation
Infancy
Childhood
Puberty
Adult-Reproductive
Senescence
Boyar et al., (1972) N. Engl. Med., 287: 582

◆ Elevated Levels of luteinizing hormone (“LH”), released by pituitary gland, associated with pathologies to lead to AD.
◆ Leuprolide acetate lowers LH and associated pathologies.
◆ Leads to halting of cognitive decline or improvement.
The Curaxis Solution: How it Works

Phase I Trial
◆ Confirming the positive release profile of the implant.
Phase II Clinical Study
◆ Results in women treated with Leuprolide and ACHEI’s show statistical significance on primary endpoints.
◆ Women represent approximately 70% of the Alzheimer’s market.
Phase III Clinical Study
◆ Study was terminated early due to financial constraints.
◆ Favorable trends were apparent on the efficacy outcome measures of the
 ADAS-cog and ADCS-ADL.
◆ Study confirms positive signal of Phase II trial.
No further “pre-clinical” research needed
The Clinical Studies Completed

Phase IIb Clinical Study ($15 mm in Approximate Costs)
◆ Females Only, 200-250 patients
◆ Approximately 12 months duration, 1 active arm; 1 control arm
Phase III Clinical Study ($50mm in Approximate Costs)
◆ Recent failures in a number of Phase III studies of AD drug candidates (ie.
 Neurochem, Myriad Genetics, Sanofi Aventis and Medivation (NASDAQ: MDVN))
 have cast significant doubt on the Beta Amyloid hypothesis and increased receptivity to our approach to treating Alzheimer's.
Go to Market
Application to Other Diseases
◆ Extensive preclinical research has been conducted to treat a number of cancers, including hormone refractory prostate cancer, brain cancers, kidney cancer, pancreatic cancer and non-small-cell lung cancer.
◆ We have demonstrated a potentially important new therapy for the treatment of a number of cancers.
The Clinical Studies Needed & Resources

Curaxis’ Phase II Data Compared to
Namenda’s Basis for Approval
	Drug Type	Mean Diff. vs. Placebo in ADCS-ADL	Treatment Period
Curaxis	Leuprolide acetate	6.3	48 weeks
Curaxis	Leuprolide acetate	3.8	24 weeks
Namenda	NMDA antagonist	1.6	24 weeks(1)
Source: Namenda package insert
(1) Includes patients with moderate-to-severe Alzheimer’s disease on donepezil

Our Business Strategy
♦ Advance Memryte through pivotal Phase III clinical trials to commercialization.
♦ Maximize value of Memryte through specialty
 pharmaceutical business model.
♦ Establish domestic sales force targeting high prescribing
 neurologists and GPs.
♦ Maximize return-on-investment by outsourcing non-value
 added functions.
♦ Leverage market presence of ACIs to enhance adoption of
 Memryte.

Anticipated Development Timeline & Milestones
Initiate Phase IIB Trial in Women
Continue Phase IIB Trial in Women
Complete Phase IIB Trial in Women
Enroll Phase III Trials
Conduct Patient Treatment
Complete Phase III Trials
Submit NDA
Anticipate FDA Approval
Planned Commercial Launch
 2010 2011 2012 2013 2014 2015

“Mr. and Mrs. K from Florida heard about Curaxis in the news 8 years ago and pushed their doctor to give it a try. Mr. K has been cognitively stable as a mild-to moderate patient for 8 years. He is currently 84, capable of taking care of himself and carrying on conversations. Mr. K knows his children and grandchildren. Typically , without the trial treatment, Mr. K would have been hospitalized 5 years ago.”
“Mr. B, whose brother is a long time supporter of the Company, contacted Curaxis several years ago. He began therapy using our platform after convincing his physician of the scientific merit of our treatment. Mr. B has been treated for 6 years and has suffered no decline in his cognitive abilities. Mr. B has continued to maintain an active life and social interactions.”
“Mr. P was originally enrolled in our Phase III trial. His improvement was impressive.
Upon termination of the trial, he and his wife were devastated, and sought therapy through his physician. After the trial ended and prior to re-instating his therapy
(approximately 6 months) his condition worsened. Upon re-instatement of the therapy, his cognitive skills returned to previous levels. Mr. P has been stable for almost 5 years.
Mr. and Mrs. P are now shareholders!”
Personal Stories

Experienced Management
 Patrick S. Smith - President, CEO and Chairman of the Board
 ◆Co-Founder who has lead Curaxis team since inception in 2001.
 ◆Founder of Critical Care America, an alternative healthcare company.
 ◆35+ years experience as leader in healthcare/drug development industry.
 David J. Corcoran - CFO and Executive Vice President
 ◆Co-founder who has strategically directed the operations of Curaxis since inception
 ◆Co-founder of MetNet Affiliates, a provider of office-based orthopedic services.
 ◆General Counsel to Critical Care America.
 ◆35+ years experience in healthcare/drug development industry.
 Judith S. T. Geaslen - VP Finance
 ◆Active manager within the Curaxis team since 2004.
 ◆10+ years experience with internationally recognized public accounting firm.
 ◆Served as Corporate Controller for large financial holding company.
 ◆20+ years experience in the accounting and financial services profession.

Experienced Directors
Note: Curaxis intends to add additional independent directors to the Board as certain milestones are met.
Patrick S. Smith	Chairman of the Board	◆ President and CEO
David J. Corcoran	Secretary	◆ Executive Vice President and CFO
Sheldon L. Goldberg	Director	◆ Former Senior Vice President of Corporate Development for Curaxis. ◆ Former CEO of the Alzheimer's Association.
Father William E. McConville	Director
◆ Member of the Order of Friars Minor and former
 Professor of Religious Studies at Sienna College.
◆  Served as a member of the board of directors and
 board of trustees for various educational and
 charitable institutions.

Ronald V. Pompeo	Director	◆ Long-time shareholder of Curaxis. ◆ President and CEO of general construction contractor based in Weymouth, Massachusetts.
Bert A. Spilker, PhD, MD, FCP, FFPM	Director
◆ Independent consultant to Curaxis who has
 worked in clinical trial design, drug development
 and FDA matters for over 30 years.
◆ Most recently the Senior Vice President of
 Scientific and Regulatory Affairs for PhRMA.
 (Pharmaceutical Research and Manufacturers of
 America)

Experienced Advisors
Tommy J. Thompson	Advisor to the Chairman	◆ Former Secretary of the Department of Health and Human Services and former Governor of the State of Wisconsin. ◆ Partner in Washington D. C. Law firm.
Mark Smith, PhD, FRCPath	Key Consultant
◆ Professor of Pathology and Director of Basic Science Research of
 the University Memory and Cognition Center, Case Western
 Reserve University.
◆ Editor-in-Chief, Journal of Alzheimer’s Disease.
◆ Executive Director, American Aging Association.
◆ Distinguished as one of top 3 in world by peers in Alzheimer’s
 Disease Researchers

Kevin Keim, PhD., MSc.	Key Consultant	◆ Chief Development Officer, INC Research ◆ 40 years of research and discovery, clinical research and regulatory experience.
Chengjie Xiong	Key Consultant	◆ Research Associate Professor of Biostatistics at Washington University School of Medicine, Department of Biostatistics.
Felix Theeuwes, DSc	Manufacturing Partner	◆ Chairman, Co-Founder and Chief Scientific Officer of Durect Corporation
George Perry	Key Consultant	◆ Dean and Professor of Biology, University of Texas at San Antonio ◆ Distinguished as one of top 5 in the world by peers in Alzheimer’s Disease Researchers with over 800 publications.
Christopher W. Gregory, PhD	Key Consultant	◆ Senior Director, Clinical Development, Clinsys Clinical Research. ◆ Former Vice President of Research, Curaxis

The Simple Math:
Although existing Alzheimer’s drugs are ineffective for an extended period they still sell $5 billion per year!
Company	Drug	FDA Approval	Sales - First Year	Sales - Most Recent Fiscal Year
Forest Labs	Namenda® (memantine)	October 2003	$333 million	$1.1 billion
Ortho-McNeill Neurologics	Razadyne® (galantamine)	February 2001 (patent expired 12-28-08)	$ ? million	$130 million
Novartis	Exelon® (rivastigmine)	April 2000 (Oral) July 2007(Patch)	$367 million	$954 million
Eisai	Aricept® (donepezil)	November 1996	$180 + million	$3.5 billion
 Note: Per the 2004 Medicare Current Beneficiary Survey, the Average Annual Per Person Payments for Healthcare and Long-Term Cares
 Services with Alzheimer’s totaled $33,007 compared to $10,603 per beneficiary with no Alzheimer's or reported Dementia.
Curaxis	Memrtye (leuprolide acetate)	Estimated: 2015	$5 Billion	Assumes 1 million users at $5,000 per year

Capital Structure:
	Shares	%
Officers & Directors	16,425,064	23%
Other Insiders (5% owners)	10,162,560	14%
Other (Lockup for 12 months from merger)	29,060,395	40%
Public Float	16,238,279	23%
TOTAL SHARES OUTSTANDING	71,886,298	100%

Current Stock Price ($1.10) x Total Shares	$79,074,927

Valuation Overview:

700
600
500
400
300
200
100
0
Price $1.30
Price $6.21
Price $7.31
Price $9.59
Current Valuation
Independent Pubco Comparables
Inependent IP Valuation
H&Q $100mm IPO ($65mm committed)
Comparable Pubco Progressing to Phase III

Mean $4.3 billion
Price $59.95

CURAXIS PHARMACEUTICAL CORP.

1,600
1,400
1,200
1,000
800
600
400
200
0
6/2006
8/2008
Sep-10

Medivation
(MDVN)
Mkt Cap
($’s in
mm’s):
◆Big-Pharma in desperate search of new solution -
 ◆ 8/2010 - Alectose Therapeutics - Merck to invest up to $289mm pre - Phase I
◆Neurochem: $750mm mkt pre Phase III failure(Phase II clinical data also weak)
◆Myraid: $1.2 billion market cap before Phase III failed
Public Merger
$50mm
Mkt Cap
Pfizer Invests
$200mm-$500mm
Mkt Cap
Market Cap grows
to $1.5b on
questionable results
Fact that Clinical trials
were conduct in Russia
always questionable

IN THE NEWS:

➢REUTERS - With the failures of all Beta-
Amyloid Phase IIIs’, in a unprecedented
event Big-Pharma announce plan to share
results.
➢ BIOWORLD - “No 1 public health
challenge of 21st Century”
➢ BUSINESS JOURNAL- Quintles takes
stake in Australian Co to help fund
Alzheimers initiative
➢ 10/20- BLOOMBERG - Big-Pharma in
desparate need of “Pipeline”-Amylin, Lilly,
Alkermes Shares Fall as FDA reject
Diabetes Drug.
➢ 10/19 - NY TIMES -Alzheimers hits
Front Page
Market Awareness - Key to Next Steps:
CURAXIS - IN THE NEWS:

➢Smith “For 10 years we’ve maintained
that Beta Amyloid is a symptom not a
cause”
➢ Announces addition of Bert Spiker to the
Board of Directors
➢ Announces funding commitment from
Southridge for Phase IIB clinical testing
➢ Announces appointment of Tommy
Thompson as Special Advisor
➢ Investor & Public Relations Calendar
Continuously Updated

• Current Shareholder Presentation/Updates and Referrals
• Dedicated IR Managers - Giannini/Robinson(Southridge) Tag Team
• Road shows - US and European
• Press Releases
• Trader and Market Maker Awareness
• Direct Mailers
• Message Boards/Online Presence Monitoring -Search Engines
• Social Media Programs -Facebook, Twitter, LindedIn
• Corporate Profiling Websites
• Mainstream and Industry Specific Media Exposure ( PR Agency
 Provided By Southridge)
Market Awareness Campaigns: